Exhibit 10.7

FORM OF RESTRICTED STOCK AGREEMENT

Under the Emisphere Technologies, Inc. 2007 Stock Award and Incentive Plan

     THIS AGREEMENT, made as of the ____ day of _______, 200[ ] (the “Grant Date”), by and between Emisphere Technologies, Inc., a Delaware corporation (the “Company”), and ____________ (the “Participant”).

     WHEREAS, the Board of Directors of the Company (the “Board”) adopted the Emisphere Technologies, Inc. 2007 Stock Award and Incentive Plan (the “Plan”);

     WHEREAS, the Company wishes to grant to the Participant shares of its common stock, par value $.01 per share (“Common Stock” or the “Shares”) in the amount set forth below; and

     WHEREAS, such Shares are to be subject to certain restrictions.

     NOW, THEREFORE, the Company and the Participant agree as follows:

1. Grant of Shares. Subject to the restrictions, terms and conditions of the Plan and this Agreement, the Company hereby awards to the Participant _______ shares of Common Stock. Pursuant to Sections 2 and 3 hereof, the Shares are subject to certain restrictions, which restrictions relate to the passage of time as a director of the Company. While such restrictions are in effect, the Shares subject to such restrictions shall be referred to herein as “Restricted Stock.” Unless otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan.

2. Restrictions on Transfer. The Participant shall not sell, transfer, pledge, hypothecate, assign or otherwise dispose of the Shares of Restricted Stock, except as set forth in the Plan or this Agreement. Any attempted sale, transfer, pledge, hypothecation, assignment, exchange or other disposition of the Shares of Restricted Stock in violation of the Plan or this Agreement shall be void and of no effect and the Company shall have the right to disregard the same on its books and records and to issue “stop transfer” instructions to its transfer agent.

3. Restricted Stock.

     3.1 Retention of Certificates. Promptly after the Grant Date, the Company shall issue stock certificates representing the Restricted Stock, unless it elects to recognize such ownership through book entry or another similar method pursuant to Section 8 herein. The stock certificates shall be registered in the Participant’s name and shall bear any legend required under the Plan. Such stock certificates shall be held in custody by the Company (or its designated agent) until the restrictions thereon shall have lapsed. Upon the Company’s request, the Participant shall deliver to the Company a duly signed stock power, endorsed in blank, relating to the Restricted Stock. In the event the Participant receives a stock dividend on the Restricted Stock or the Shares of Restricted Stock are split or the Participant receives any other shares, securities, moneys or property representing a dividend on the Restricted Stock (other than regular cash dividends on and after the Grant Date) or representing a distribution or return of capital upon or in respect of the Restricted Stock or any part thereof, or resulting from a split-up, reclassification or other like changes of the Restricted Stock, or otherwise received in exchange therefor, and any warrants, rights or options issued to the Participant in respect of the Restricted Stock (collectively “RS Property”), the Participant will also immediately deposit with and deliver to the Company any such RS Property, including any certificates representing shares duly endorsed in blank or accompanied by stock powers duly endorsed in blank, and such RS Property shall be subject to the same restrictions, including that of this Section 3.1, as the Restricted Stock with regard to which they are issued and shall herein be encompassed within the term “Restricted Stock.”

     3.2 Rights with Regard to Restricted Stock. The Participant will have the right to vote the Restricted Stock, to receive and retain all regular cash dividends payable to holders of Shares of record on and after the Grant Date (although such dividends shall be treated, to the extent required by applicable law, as additional compensation for tax purposes if paid on Restricted Stock), and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to the Restricted Stock set forth in the Plan, with the exceptions that: (i) the Participant will not be entitled to delivery of the stock certificate or certificates representing the Restricted Stock until the Restriction Period (as defined below) shall have expired; (ii) the Company (or its designated agent) will retain custody of the stock certificate or certificates representing the Restricted Stock and the other RS Property during the Restriction Period; (iii) no RS Property shall bear interest or be segregated in separate accounts during the Restriction Period; and (iv) the Participant may not sell, transfer, pledge, hypothecate, assign, exchange or otherwise dispose of the Restricted Stock during the Restriction Period. For purposes of this Agreement, the “Restriction Period” for the Restricted Stock granted hereunder shall be the period commencing on the Grant Date and ending at the close of business on the date the Restricted Stock becomes vested.

     3.3 Vesting.

          (a) The Restricted Stock shall become vested and cease to be Restricted Stock (but shall remain subject to Section 5 hereof) on the six (6) month anniversary of the Grant Date [INSERT VESTING SCHEDULE], provided that the Participant continuously serves as a Director of the Company or any of its Affiliates from the Grant Date through such vesting date.

     Notwithstanding the foregoing, the Restricted Stock shall become vested, and cease to be Restricted Stock (but shall remain subject to Section 5 hereof) upon the occurrence of a Change in Control of the Company.

          (b) Change in Control. For the purpose of this Agreement, a "Change in Control" shall mean:

     (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the then outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”); provided, however, that any acquisition by the Company or its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries of 50% or more of Outstanding Company Common Stock shall not constitute a Change in Control; and provided, further, that any acquisition by a corporation with respect to which, following such acquisition, more than 50% of the then outstanding shares of Common Stock of such corporation, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock, shall not constitute a Change in Control; or

     (ii) Approval by the stockholders of the Company of (i) a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock of the corporation resulting from such a reorganization, merger or consolidation, (ii) a complete liquidation or dissolution of the Company or (iii) the sale or other disposition of all or substantially all of the assets of the Company, excluding a sale or other disposition of assets to a subsidiary of the Company.

     Anything in this Agreement to the contrary notwithstanding, if an event that would, but for this paragraph, constitute a Change in Control results from or arises out of a purchase or other acquisition of the Company, directly or indirectly, by a corporation or other entity in which the Participant has a greater than ten percent (10%) direct or indirect equity interest, such event shall not constitute a Change in Control.

          (c) When any Shares of Restricted Stock become vested, the Company shall promptly issue and deliver to the Participant a new stock certificate registered in the name of the Participant for such Shares without the legend set forth in Section 4.1 hereof and deliver to the Participant any related other RS Property. The Participant shall be permitted to transfer Shares of Restricted Stock following the expiration of the Restriction Period, to the extent permitted by applicable law.

     3.4 Forfeiture. The Participant shall forfeit to the Company, without compensation, any and all unvested Shares of Restricted Stock and RS Property upon the Participant’s death, disability or any other cessation of service as a director of the Company for any reason.

     3.5 Section 83(b).

          (a) The Participant acknowledges that he or she may elect (as required by Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”)) within 30 days after the issuance of the Restricted Stock, to include in gross income for federal income tax purposes in the year of issuance the fair market value of such Shares of Restricted Stock. The Participant acknowledges that it is his or her sole responsibility, and not the Company’s, to file timely and properly the election under Section 83(b) of the Code and any corresponding provisions of state tax laws if he or she elects to utilize such election. The Participant acknowledges that he has been advised to consult with his or her personal tax advisor with respect to filing an election under Section 83(b) of the Code and other tax consequences hereunder.

          (b) If the Participant elects, in accordance with Section 83(b) of the Code, to recognize ordinary income in the year of acquisition of the Shares, the Company may require that the Participant, at the time of such election, make an additional payment for withholding tax purposes (or enter into an alternative arrangement to assure such payment) based on the difference, if any, between the purchase price for such Shares and the Fair Market Value of such Shares as of the day immediately preceding the date of the purchase of such Shares by the Participant.

     3.6 Delivery Delay. The delivery of any certificate representing the Restricted Stock or other RS Property may be postponed by the Company for such period as may be required for it to comply with any applicable federal or state securities law or any national securities exchange listing requirements and the Company is not obligated to issue or deliver any securities if, in the opinion of counsel for the Company, the issuance of such Shares shall constitute a violation by the Participant or the Company of any provisions of any law or of any regulations of any governmental authority or any national securities exchange; provided, however, that the Company shall use its reasonable best efforts to comply with any applicable federal or state securities law or national listing requirements to the extent that such compliance is a necessary prerequisite to the delivery of the certificates.

4 Legend. All certificates representing the Restricted Stock shall have endorsed thereon the following legends:

     4.1 “THE ANTICIPATION, ALIENATION, ATTACHMENT, SALE, TRANSFER, ASSIGNMENT, PLEDGE, ENCUMBRANCE OR CHARGE OF THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING A VESTING SCHEDULE AND FORFEITURE PROVISION AND RESTRICTIONS AGAINST TRANSFER) THE EMISPHERE TECHNOLOGIES, INC. (THE “COMPANY”) STOCK AWARD AND INCENTIVE PLAN, AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND THE COMPANY DATED AS OF THE ____ DAY OF _________, ____. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.”

     4.2 Any legend required to be placed thereon by applicable blue sky laws of any state.

     Notwithstanding the foregoing, in no event shall the Company be obligated to issue a certificate representing the Restricted Stock prior to the date the Restricted Stock becomes vested.

5 Securities Representations. The Shares are being issued to the Participant and this Agreement is being made by the Company in reliance upon the following express representations and warranties of the Participant.

     The Participant acknowledges, represents and warrants that:

     5.1 he or she is acquiring the Shares for his or her own account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act;

     5.2 he or she has been advised that he or she may be an “affiliate” within the meaning of Rule 144 under the Securities Act and in this connection the Company is relying in part on his or her representations set forth in this section;

     5.3 if he or she is deemed an affiliate within the meaning of Rule 144 of the Securities Act, the Shares must be held for the period of time required by applicable law unless an exemption from any applicable resale restrictions is available or the Company files an additional registration statement (or a “re-offer prospectus”) with regard to such Shares and the Company is under no obligation to register the Shares (or to file a “re-offer prospectus”); and

     5.4 if he or she is deemed an affiliate within the meaning of Rule 144 of the Securities Act, he or she understands that the exemption from registration under Rule 144 will not be available unless (i) a public trading market then exists for the Common Stock of the Company, (ii) adequate information concerning the Company is then available to the public, and (iii) other terms and conditions of Rule 144 or any exemption therefrom are complied with; and that any sale of the Shares may be made only in limited amounts in accordance with such terms and conditions.

6 No Right To Continue As A Director. The issuance of the Shares hereunder does not constitute an agreement by the Company to continue to have the Participant serve as a director of the Company or be nominated for reelection by the Company’s stockholders during the entire, or any portion of, the term of this Agreement, including but not limited to any period during which the Restricted Stock is outstanding.

7 Power of Attorney. The Company, its successors and assigns, is hereby appointed the attorney-in-fact, with full power of substitution, of the Participant for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which such attorney-in-fact may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. In connection with actions permitted under the terms of this Agreement, the Company, as attorney-in-fact for the Participant, may in the name and stead of the Participant, make and execute all conveyances, assignments and transfers of the Restricted Stock, Shares and property provided for herein, and the Participant hereby ratifies and confirms all that the Company, as said attorney-in-fact, shall do in good faith by virtue hereof. Nevertheless, the Participant shall, if so requested by the Company, execute and deliver to the Company all such instruments as may, in the judgment of the Company, be advisable for such purpose.

8 Uncertificated Shares. Notwithstanding anything else herein, the Committee may, in its sole and absolute discretion and in accordance with Section 158 of the Delaware General Corporation Law, subject to the terms of the Plan, issue the Shares in the form of uncertificated shares. Such uncertificated Shares of Restricted Stock shall be credited to a book entry account maintained by the Company (or its designee) on behalf of the Participant. If thereafter certificates are issued with respect to the uncertificated Shares of Restricted Stock, such issuance and delivery of certificates shall be in accordance with the applicable terms of this Agreement.

9 Miscellaneous.

     9.1 Participant acknowledges and agrees that the Company has the right to deduct from payment of any kind otherwise due to Participant federal or state taxes of any kind required to be withheld with respect to the award of Shares or RS Property hereunder.

     9.2 This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

     9.3 No modification or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by the party against whom it is sought to be enforced.

     9.4 This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one contract.

     9.5 The failure of any party hereto at any time to require performance by another party of any provision of this Agreement shall not affect the right of such party to require performance of that provision, and any waiver by any party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right under this Agreement.

     9.6 The headings of the sections of this Agreement have been inserted for convenience of reference only and shall in no way restrict or modify any of the terms or provisions hereof.

     9.7 The Company shall pay all fees and expenses necessarily incurred by the Company in connection with this Agreement and will from time to time use its reasonable efforts to comply with all laws and regulations which, in the opinion of counsel to the Company, are applicable thereto.

     9.8 All notices, consents, requests, approvals, instructions and other communications provided for herein shall be in writing and validly given or made when delivered, or on the second succeeding business day after being mailed by registered or certified mail, whichever is earlier, to the persons entitled or required to receive the same, at the addresses set forth at the heading of this Agreement or to such other address as either party may designate by like notice. Notices to the Company shall be addressed to the _____________ of the Company.

     9.9 This Agreement and the award hereunder are subject to all of the restrictions, terms and provisions of the Plan which are incorporated herein by reference. In the event of an inconsistency between any provision of the Plan and this Agreement, the terms of the Plan shall control. The capitalized terms in this Agreement that are not otherwise defined shall have the same meaning as set forth in the Plan.

     9.10 By executing this Agreement the Participant hereby acknowledges receipt of a copy of the Plan, the Agreement and the prospectus, hereby represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Shares of Restricted Stock subject to all the provisions of the Plan and this Agreement.

     9.11 This Agreement shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

EMISPHERE TECHNOLOGIES, INC.

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